Exhibit 10.2

Hyundai Exclusive Dealer Agreement

(See attached)

DEALER AGREEMENT
AND
ASSOCIATED DOCUMENTS

July 2007

DEALER AGREEMENT

          THIS AGREEMENT, to become effective the 9th day of July, 2007 (hereafter “Agreement”) by and between HYUNDAI de MEXICO, S.A. de C.V., a Sociedad Anonima de Capital Variable organized under the laws of the United States of Mexico (“Company”), on the one hand; and REMOLQUES Y SISTEMAS ALIADOS DE TRANSPORTACION, S.A. DE C.V. (dba RESALTA), a Sociedad Anonima de Capital Variable, organized under the laws of the United States of Mexico (“Dealer”) and CAPSOURCE FINANCIAL, INC., a Colorado corporation which is the owner of the Dealer, (“Parent Company”).

          WHEREAS, the Company and the Dealer have had a business relationship together and with the parent company of the Company which has been memorialized in a series of past agreements;

          WHEREAS, the Parties desire to modify and extend their business relationship and enter into an agreement that supercedes and replaces all previous agreements and understandings;

          NOW THEREFORE, in consideration of the foregoing the Parties agree as follows:

1. PURPOSE

     This Agreement is intended to set forth the relationship between the Dealer and its Parent Company and the Company for the sale of certain of the Company’s Trailers and Parts in the Dealer’s Trade Area and to establish the rights and responsibilities of the parties all as defined below.

2. DEFINITIONS

     2.1. “Credit Line” shall mean the extension of credit to the Dealer by the Company on the terms and conditions as set forth in Section 10.

     2.2. “Dealer’s Trade Area” shall mean the United Mexican States.

     2.3. “Delivery” in the case of Trailers shall mean delivery of a Trailer to a common carrier or the drive away agent of the Dealer F.O.B. on Company’s facilities located in Calle La Encantada, No. 7474, Parque Industrial El Florido, in Tijuana, Baja California, Mexico.

     2.4. “Down Payment” shall mean an amount paid to the Company pursuant to Section 11 equal to ten percent (10%) of the purchase price of the Trailers as set forth in Sales Order Confirmation with Terms and Conditions.

     2.5. “Material Breach” shall mean a breach of this Agreement serious enough to destroy the value of the contract and to give a basis for an action for breach of contract.

     2.6. “National Customer” shall mean those United States based trucking and leasing companies to whom the Company sells Trailers on a factory direct basis.

     2.7. “Parts” shall mean any subassembly of the Trailers manufactured by the Company.

     2.8. “Prices” shall mean the Company’s then-current prices for Trailers and Parts as may be provided by Company to Dealer.

     2.9. “Production Schedule” shall mean a schedule, prepared by the Company, setting forth the dates of commencement of fabrication of Trailers which have been ordered by its various customers including the Dealer which is revised and updated frequently, but is not a guaranty of the time of the commencement or completion of fabrication, but is an estimate based on current information which is provided to the Company’s customers as updated so they may know the expected date on which the Company plans to commence fabrication of specific lots of Trailers ordered by its customers.

     2.10. “Proprietary Information” shall mean all ideas and concepts relating to Company’s Trailers and Parts, computer software, marketing, implementation and designs for the Company’s Trailers and parts, and other technologies including, without limitation, patents, trade secrets, plans, specifications, copyrights, service marks, trademarks, source code, object code and marketing plans.

     2.11. “Purchase Order” shall mean substantially the form attached hereto and marked as Exhibit A.

     2.12. “Sales Order Confirmation with Terms and Conditions” shall mean substantially the form attached hereto and marked Exhibit B.

     2.13. “Storage Fee” shall mean a fee of one dollar ($1.00) per Trailer per day payable to the Company and as set forth in Section 13.

     2.14. “Trademark” means any trade name, trademark, service mark, trade dress, logo, internet domain name or other designation of source or origin used, licensed or owned by any Party to this Agreement, and any confusingly similar designation or mark.

     2.15. “Trailers” shall mean new semi-trailers, chassis structures and containers of all kinds and converter dollies manufactured by the Company but shall not include passenger, motorized or self-propelled vehicles or subassemblies thereof.

3. APPOINTMENT OF DEALER

     3.1. Subject to the terms herein, Company hereby grants Dealer the right to market and sell Trailers and Parts in the Dealers Trade Area. To induce Company to enter into this Agreement, Dealer represents and warrants to Company that Dealer is: a) qualified to resell the Products; b) sufficiently knowledgeable in the Products to do so; and c) not competing, and will not offer or sell any equipment in the Dealers Trade Area that competes with the Trailers or Parts during the term of this Agreement.

     3.2. The Company agrees that it will not appoint any other Dealers for Trailers in the Dealers Trade Area during the term of this Agreement nor will the Company knowingly authorize any person or entity to purchase Trailers from the Company for the purpose of reselling such Trailers to any Person or entity located in the Dealer’s Trade Area, provided however, the Company reserves the right to market and sell Trailers directly to its National Customers, some of which may operate and lease Trailers in the Dealer’s Trade Area.

     3.3. No license, right or interest in any Company trademark, trade name or service marks is granted herein, except as expressly provided for below. Neither Dealer nor any of Dealer’s customers may use any Company trademark, trade name or service mark without Company’s prior written consent.

4. ACCEPTANCE OF APPOINTMENT

     Dealer hereby accepts appointment as a dealer of the Trailers and Parts on the terms and conditions provided for in this Agreement.

5. RESPONSIBILITIES OF DEALER

     In satisfaction of its duties under this Agreement, Dealer shall undertake the following duties in a professional manner to the satisfaction of Company:

     5.1. To actively and vigorously market and sell the Company’s Trailers and Parts within the Dealer’s Trade Area;

     5.2. To display conspicuously at Dealers facilities, at Dealer’s cost, Company approved sales, service and parts signs;

     5.3. To make all payments required to be made to the Company under this Agreement in U.S. dollars at Calle La Encatada No. 7474, Parque Industrial El Florido, Tijuana, Baja California.

     5.4. Notify Company immediately of any threatened or any actual legal action against Company or Dealer regarding the Trailers or Parts;

     5.5. Comply with all applicable international, territorial, federal, provincial, and local laws, ordinances, and regulations in connection with Dealer performance of this Agreement;

     5.6. Obtain all licenses, permits, government approvals, customs duties, and any and all other licenses pertaining to shipment of equipment to, and services in the Territory;

     5.7. To send, at Dealer’s expense, representatives of Dealer’s sales and service personnel to all of the Company’s regularly scheduled sales and service meetings for the purpose of obtaining current information regarding Trailers and policies and transmitting such information and policies to all of Dealer’s sales and service personnel;

     5.8. The Dealer shall not represent any other manufacturer for the sale of van and reefer trailers, except to the extent the Company is unable to fill orders for the Trailers.

     5.9. To investigate all warranty claims by Dealer’s customers relating to the purchase of Trailers. All warranty claims that cannot be expeditiously resolved shall be referred to the Company’s Director of Warranty Administration, together with a report of relevant facts and the name and address of the complaining customer.

     5.10. To maintain a Dealer facility for sales of Trailers in the Mexico City metropolitan area and such other locations (if any) that Dealer, in its sole discretion, deems necessary to sell and market the Trailers in the Dealer’s Trade Area.

     5.11. To provide notice to the Company should Dealer be the subject of a suit or administrative proceeding, where a adverse outcome, would have a material negative effect on Dealer or the Parent Company or otherwise materially effect their ability to perform their obligations under this Agreement;

     5.12. Upon written request by the Company, the Dealer will provide the Company a copy of the annual financial statements of the Dealer, prepared in accordance with Generally Accepted Accounting Principals and certified by Dealer’s president to be true and accurate reflections of its financial conditions;

     5.13. Upon written request by the Company, the Dealer will provide to the Company a copy of its most current quarterly financial statement in accordance with Generally Accepted Accounting Principals and certified by the Dealer’s president to be a true and accurate reflection of its financial condition;

     5.14. The Company acknowledges that it may obtain the Parent Company’s consolidated financial statements on both a quarterly and annual basis from the Parent Company’s website or other public sources including the U.S. Securities and Exchange Commission’s EDGAR service; and

     5.15. The Company agrees to treat as confidential any financial statements of the Dealer that it may obtain.

6. RESPONSIBILITIES OF THE COMPANY

     In satisfaction of its duties under this Agreement, the Company shall undertake the following duties in a professional manner to the satisfaction of the Dealer:

     6.1. To make all payments pursuant to this Agreement due to Dealer or CapSource, as the case may be, in U. S. Dollars;

     6.2. To cooperate fully with Dealer in the investigation of any warranty claims by Dealer’s customers;

     6.3. To compensate Dealer for performing authorized warranty repairs on Trailers, whether sold by Dealer or not, pursuant to the Company’s then current warranty procedures manual.

     6.4. To prepare and deliver to Dealer, at the Company’s expense, a Spanish language version of the Company Warranty that applies to Trailers sold by the Dealer substantially the same in scope and coverage as in the form of warranty as set forth and attached hereto as Exhibit C; and

     6.5. To ensure that the Trailers sold to Dealer will, at the time of production, comply in all respects with Mexican rules, regulations, norms and other requirements relating to transportation equipment offered, sold and used in the United States of Mexico.

     6.6. To comply with all applicable laws, ordinances, regulations and other requirements of all U.S. and Mexican local, state, federal and other governmental bodies; obtain maintain all permits, licenses and other consents required to perform the Company’s obligations under this Agreement; and not engage in any unfair or illegal trade practice or commit any act or engage in any transaction that would reflect adversely upon the goodwill associated with the Dealer.

7. REPRESENTATION AND WARRANTIES OF DEALER.

     The Company, in entering into this Agreement, relies on the truth at all times of the following representations and warranties by the Dealer and the Parent Company:

     7.1. Dealer is a sociedad anonima de capital variable, duly formed and existing under the laws of the United States of Mexico, is in good standing and will remain so during the term of this Agreement, and has the power to enter into and perform this Agreement; and this Agreement’s execution has been duly authorized by all necessary corporate action.

     7.2. This Agreement constitutes a valid and binding obligation of the Dealer and the Parent Company, enforceable in accordance with its terms.

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     7.3. The Parent Company is a Colorado corporation, in good standing and will remain so during the term of this Agreement, and has the power to enter into and perform this Agreement; and this Agreement’s execution has been duly authorized by all necessary corporate action.

     7.4. The Dealer is purchasing the Trailers for resale in the United Mexican States, and has all necessary permits to do so.

     7.5. No suit, action, arbitration or legal, administrative or other proceeding or governmental investigation is pending or threatened against or affecting the Dealer or CapSource, affecting adversely their business or properties, their financial or other condition, or the transactions contemplated under this Agreement.

     7.6. The Recitals to this Agreement are, and for the term of this Agreement will remain true.

     7.7. The Dealer’s and CapSource’s representations and warranties shall survive the date of this Agreement.

8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     Company, in entering into this Agreement, relies on the truth at all times of the following representations and warranties by the Company:

     8.1. The Company is a sociedad anonima de capital variable, duly formed and existing under the laws of the United Mexican States, is in good standing and will remain so during the term of this Agreement, and has the power to enter into and perform this Agreement; and this Agreement’s execution has been duly authorized by all necessary corporate action.

     8.2. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms.

     8.3. No suit, action, arbitration or legal, administrative or other proceeding or governmental investigation is pending or threatened against the Company, its business or properties, affecting adversely its financial or other condition, or the transactions contemplated under this Agreement.

     8.4. The Recitals to this Agreement are, and for the term of this Agreement will remain true.

     8.5. The Company’s representations and warranties shall survive the date of this Agreement.

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9. RELATIONSHIP OF THE PARTIES.

     9.1. The Parties acknowledge and agree that the relationship of the Dealer to the Company under this Agreement is that of an independent contractor. Nothing in this Agreement shall be construed to (i) constitute a party as principal or agent, legal representative, employer or employee, franchiser or franchisee, partner, joint venturer, or co-owner of the other; (ii) give either party the right to control or direct the daily activities of the other; or (iii) allow either party to create or assume any obligation on behalf of the other party for any purpose, or to represent to any person or entity that such party has any right or power to enter into any binding obligation on the other party’s behalf.

     9.2. The Dealer acknowledges that it is buying and selling Trailers and Parts for its own account, and no commissions are payable by the Company, unless otherwise agreed in writing by the parties.

     9.3. The Parties acknowledge that except as expressly provided herein, the Dealer is not and will not become obligated to pay to the Company any fee or royalty in consideration for the appointment of the Dealer as an authorized dealer under this Agreement.

     9.4. The Parties acknowledge and agree that the Company will not control the Dealer’s site selection, design or appearance, hours of operation, personnel policy, advertising or business operations.

     9.5. The Dealer acknowledges and agrees that the Company has made no representations or warranties relating to the Dealer’s projected sales, earnings or profits.

     9.6. The Company acknowledges and agrees that neither the Dealer nor the Parent Company have made any representations or warranties relating to the quantity or timing of sales of Trailers or Parts.

10. DEALER’S CREDIT LINE

     10.1. The Company agrees that it will extend to the Dealer a revolving line of credit not to exceed ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00) US in order enable the Dealer to purchase Trailers and Parts, which The Dealer may borrow, repay and re-borrow.

     10.2. Each borrowing under this Credit Line shall be due and payable sixty (60) days after the amount was borrowed.

     10.3. Once a borrowing is repaid, it may be re-borrowed the next business day.

     10.4. Any borrowing under this Credit Line shall be guaranteed subject to the terms and conditions of the Limited Recourse Continuing Guaranty of CapSource

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Financial, Inc. and by the Limited Recourse Continuing Guaranty of Randolph M. Pentel and by the Pledge Agreement, all dated July 9th, 2007.

     10.5. The entire outstanding balance of this Credit Line will be due and payable sixty (60) days after termination of this Agreement.

     10.6. The Parties agree that the total amount of this Credit Line can only be changed by a writing signed by all of the parties to this Agreement.

     10.7. The Dealer shall insure that the Company has first security position in any Trailer or Parts that has not been paid in full.

11. SALES AND PRICES

     11.1. The Dealer will initiate the purchase of Trailers or Parts under this Agreement by submitting a Purchase Order.

     11.2. After receipt of the Purchase Order, the Company will submit to the Dealer a Sales Order Confirmation with Terms and Conditions for approval and acceptance by the Dealer. The Sales Order Confirmation with Terms and Conditions, and not those of the Purchase Order, will govern the terms of the sale.

     11.3. Dealer shall pay the Company the prices for the Trailers and Parts Products purchased under this Agreement as set forth in the Sales Order Confirmation with Terms and Conditions.

     11.4. As part of the order process, the Company will regularly provide the Dealer with its updated Production Schedule.

     11.5. Eight (8) weeks prior to the Projected Production Commencement Date, as set forth in the Production Schedule, the Dealer shall pay to the Company the Down Payment.

     11.6. The Company reserves the right to refuse to order raw materials for, or commence the fabrication of, Trailers until it has received the Down Payment as set forth in Section 11.5 above.

     11.7. Once a Trailer ordered by the dealer has been produced and clears the Company’s quality assurance section, at the option of the Dealer, such trailer shall be immediately invoiced to the Dealer pursuant to the Sales Order Confirmation. Should the Dealer choose not to have such trailer invoiced, such trailer will remain at the Company un-invoiced for up to 45 days. After such 45 day period the trailer will be invoiced to the Dealer pursuant to the Sales Order Confirmation.

     11.8. Upon receipt of the invoice the Dealer may apply such invoice to its Credit Line if the amount of available credit under such Credit Line is greater than the

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amount of the invoice. If the amount of available credit under the Credit Line is less than the amount of the invoice, the Dealer shall pay the invoice.

     11.9. The Company reserves the right to not order raw materials for or commence fabrication of Trailers for the Dealer at any time the Dealer has exceeded the credit limits set forth in this Agreement, or is in default under this Agreement, whether or not any grace period to cure the default has expired.

     11.10. Sales of Trailers by the Dealer to Transport Fleet Services will proceed as set forth in this Section 11 except that the Company shall not be required to make a Down Payment on such orders and the Dealer shall pay the invoice of such Trailers to the Company within two business days after the Dealer receives such payment from Transport Fleet Services.

12. Term and Termination of the Agreement.

     12.1. The Effective Date of this Agreement is the date first written above.

     12.2. Unless earlier terminated as provided below, this Agreement shall terminate on December 31, 2010. This Agreement can only be renewed or extended by mutual written consent of the Parties.

     12.3. This Agreement may be terminated by the Company upon the Dealer’s failure to cure a curable default after notice as provided in this Section 12.

     12.4. The parties shall have the following obligations upon termination: (i). Upon termination of this Agreement, each party agrees to deliver immediately to the other party all documents, data, records, notebooks, and similar writings relating in an way to proprietary information of the other party, including copies then in such party’s possession, whether prepared by that party or others. Neither party shall retain any such documents, data or other items originated by the other party. (ii). Upon termination of this Agreement, the Dealer shall discontinue use of all Trademarks. (iii). Except as provided below, all rights and obligations of the parties shall cease on termination of this Agreement. Neither party shall be liable to the other for damages of any kind, including without limitation incidental or consequential damages, resulting from the termination of this Agreement. (iv). Termination of this agreement will operate as a cancellation of orders for Trailers and Parts as to which no down payment has been received and/or raw materials have not been ordered.

     12.5. Termination of this Agreement will not operate as a cancellation of any indebtedness owed by any Party to any other Party.

     12.6. The Dealer waives any claim against the Company for loss or damage of any kind arising out of a failure of the parties to enter into a new dealer agreement upon termination of this Agreement. The Dealer acknowledges and agrees that any amounts which may be spent by it in the performance of this Agreement will be spent and

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incurred voluntarily by the Dealer with the advance knowledge that this Agreement may be terminated as provided above.

     12.7. This Agreement may also be terminated before the expiration of its Term for the following causes:

12.7.1.	Mutual Agreement of the Parties;

12.7.2.	A Material Breach of this Agreement and failure to cure said breach pursuant to this Section 12.

12.7.3.

Either party may terminate this Agreement if the other party ceases business operations, makes a general assignment for the benefit of creditors, becomes insolvent, files or has filed against it a bankruptcy petition, or enters into receivership.

12.7.4.	The Company may terminate this Agreement should the Dealer’s ability to conduct its sales operations be terminated, voided, modified or found invalid in a court of law.

12.7.5.	A party wishing to terminate this Agreement shall first provide written notice of the default to the other party in which the cause of default is clearly stated.

12.7.6.

Except as otherwise provided herein, the other party shall then have thirty (30) days in which to cure the default, or provide the other party with a commercially reasonable plan within thirty days to cure such a breach, if the cure cannot be completed in thirty (30) days. If the default is not cured or a plan to cure is not submitted within thirty (30) days, the party providing notice of default may the provide notice of termination of this Agreement (hereinafter referred to as “Notice of Termination”) upon which this Agreement shall be terminated.

13. TITLE, RISK OF LOSS, DELIVERY AND INSURANCE.

     13.1. The Parties acknowledge that the risk of loss for Trailers and Parts produced by the Company for the Dealer shall transfer to the Dealer upon receipt of the invoice for such Trailers and Parts by the Dealer.

     13.2. Notwithstanding the foregoing, the Company will retain first priority position in the Trailers sold to the Dealer until all payments to the Company have been paid in full, on a Trailer by Trailer basis. The Company shall execute any additional documentation, including, but not limited to promissory notes, that may be required by the Company to perfect it security interest in Trailers that have not been paid in full.

     13.3. The Dealer shall pay to the Company the Storage Fee for every Trailer left

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in the Company’s storage facility more than ninety (90) days after the date the Dealer receives the invoice for such Trailer [or clears Company’s quality control facility]. [Note: Joe we are ok with the storage fee but the issue of when risk of loss transfers does not work for us as written. Lets discuss.]

14. Delays.

      The Company will not be liable for delays in manufacturing, delivery and/or shipment of the Trailers and Parts if such delay derives from fire, destruction of the Company’s facilities, strikes, lock-out, acts of God, accidents, delay in transportation, war (whether declared or undeclared), riot, insurrection, blockade, embargo, acts, demands or requirements of the United States of Mexico or the United States of America, decrees or restraining orders of any court or judge, or any other cause which whether similar or dissimilar to those herein before enumerated, beyond the reasonable control of the Company.

15. Non-Disclosure and Confidentiality.

     15.1. The Parties agree to preserve the confidentiality of the terms of this Agreement, and of all information it acquires from another Party, and not to use such information except in the performance of this Agreement.

     15.2. During the term of this Agreement and for three (3) years thereafter, the Parties agree to safeguard and, except for the benefit of the other Party, not to disclose to anyone any proprietary or confidential information acquired by a party. Such information includes, without limitation, business plans, customer lists, operating procedures, trade secrets, product development data, sales data, know-how and processes, computer programs and inventions, discoveries and improvements of any kind.

     15.3. On termination of this Agreement, the parties agree to deliver immediately to the other party all documents, data, records, customer lists, notebooks, and similar writings relating in any way to the party’s proprietary or confidential information as described in paragraph 1 of this Article 18.

16. Amendment.

      This Agreement may me amended, modified or supplemented, but only in writing signed by each party.

17. No Assignment.

      The Dealer’s rights under this Agreement may not be assigned by operation of law or otherwise. This Agreement is a contract to extend financing and the Company is relying on its confidence in the Dealer, including, without implied limitation, the Dealer’s financial condition and experience and expertise in the marketing of goods such as the

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Trailers and the Parts.

18. Execution in Counterparts.

      This Agreement may be executed in two or more counterparts, each of which will be deemed an original, and will become a binding agreement when each of the Parties has executed and delivered a counterpart of this Agreement to the other Party.

19. Currency.

      All references herein to dollar amounts shall refer to U.S. Dollars, unless otherwise stipulated.

20. Joint Obligor.

      Both the Dealer and the Parent Company are jointly and severally agree to guaranty all payment obligations of the Dealer to the Company as required under this Agreement.

21. Indemnification and Release.

     21.1. The Dealer will indemnify and forever hold harmless the Company, its affiliated companies and their respective officers, directors, employees and agents from any and all liabilities, claims, causes of action, damages and costs (including, without limitation, the Company’s attorney’s fees) arising out of any breach of any representation or warranty by the Dealer or breach of any of the Dealer’s obligations under this Agreement, or under any Sales Order Confirmation entered into between the Dealer and the Company. This obligation to indemnify shall survive termination of this Agreement.

     21.2. The Dealer will indemnify the Company for any tax or charge that the Dealer is required to pay on account of any sale and delivery of the Trailers and/or the Parts by the Dealer.

22. Arbitration, Forum Selection and Choice of Law.

     22.1. All disputes relating to this Agreement and under the Guaranty shall be referred to arbitration in San Diego, California with the American Arbitration Association (“AAA”) according to its Commercial Arbitration Rules (the “Rules”). All such disputes shall be governed by the laws of the State of California, USA.

     22.2. The Arbitral Tribunal shall be composed of three arbitrators. Each party shall within 30 days after receipt of the request for arbitration appoint an arbitrator, and the two so appointed shall within a further 30 days appoint a third, presiding arbitrator. If they fail to agree within the stated period, the presiding arbitrator shall be appointed in accordance with the Rules.

     22.3. Where there are multiple parties, whether as Claimant or as Respondent, the multiple Claimants (a party) shall jointly appoint one arbitrator and the multiple

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Defendants (another party) shall jointly appoint one arbitrator. In the absence of a joint nomination (other than that of the presiding arbitrator), whether by multiple Claimants or by multiple Defendants, the AAA shall appoint all three members of the Arbitral Tribunal. The Arbitral Tribunal shall conduct hearings in English; permit cross-examination of all witnesses; and, by majority vote, render a written decision stating reasons therefore.

     22.4. The award shall be final and enforceable, and may be confirmed by the judgment of a competent court. The prevailing party shall be entitled to recover, in addition to its damages, all costs and legal fees incurred in arbitration and any proceedings to enforce the award.

23. Entire Agreement.

     This Agreement constitutes the final, complete, and exclusive statement of the terms of the agreement between the parties, and supersedes all prior and contemporaneous understandings or agreements of the parties.

24. Notice.

     Notice shall be sufficiently given for all purposes as follows: (i) Personal delivery. When personally delivered to the recipient. Notice is effective on delivery. (ii) First-class mail. When mailed first class to the last address of the recipient known to the party giving notice. Notice is effective three mail delivery days after deposit in a United States Postal Service office or mailbox. (iii) Certified mail. When mailed certified mail, return receipt requested. Notice is effective on receipt, if delivery is confirmed by a return receipt. (iv) Overnight delivery. When delivered by overnight delivery Federal Express, charges prepaid or charged to the sender’s account. Notice is effective on delivery, if delivery is confirmed by the delivery service. (v) Telex or facsimile transmission. When sent by telex or fax to the last telex or fax number of the recipient known to the party giving notice. Notice is effective on receipt, provided that (a) a duplicate copy of the notice is promptly given by first-class or certified mail or by overnight delivery, or (b) the receiving party delivers a written confirmation of receipt. Any notice given by telex or fax shall be deemed received on the next business day if it is received after 5:00 p.m. (recipient’s time) or on a non-business day. Addresses and facsimile numbers for purpose of giving notice are as stated on the cover page of this Agreement. Any party may change its address or telex or fax number by giving the other party notice of the change in any manner permitted by this Agreement.

     If to Hyundai:

Hyundai de México, S.A. de C.V.
Calle La Encantada No. 7474
Parque Industrial El Florido
Tijuana, Baja California.
C.P. 22244

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Héctor Loredo
Ph.: (664) 645-0130 Ext.3446
Fax: (619)209-5665

If to Dealer:

CapSource Financial, Inc.
2305 Canyon Boulevard, Suite 103
Boulder, CO 80302

Attn: Fred Boethling, CEO
Ph. 303 245-0515
Fax 303-245-0521

With a copy to:

Steven E. Reichert
General Counsel
1729 Donegal Drive
Woodbury, MN 55125

Ph. 651-578-1757
Fax 651-578-6614

25. Construction.

     Except as otherwise provided, this Agreement: (i) Covers the entire understandings of the parties regarding its subject matter, superseding all prior agreements and understandings, and no modification or amendment of its terms or conditions shall be effective unless in writing and signed by the parties; (ii) Shall be interpreted such that handwritten or typed words shall have no greater weight than printed words in the interpretation or construction of this Agreement; (iii) Shall not be interpreted by reference to any of its titles or headings, which are inserted for purposes of convenience only; (iv) Is subject to the waiver and release of any of its requirements, as long as the waiver or release is in writing and signed by the party to be bound; but any such waiver or release shall be construed narrowly and shall not be considered a waiver or release of any further, similar, or related requirement or occurrence, unless expressly specified; and (v) Is made in, and shall be construed under, the laws of the State of California.

26. Ambiguities.

     Each party and its/his counsel have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

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27. Attorneys Fees.

     In any litigation, arbitration, bankruptcy case, or other proceeding (excluding mediation) by which one party either seeks to enforce its rights under this Agreement (whether in contract, tort or both, or under the United States Bankruptcy Code) or seeks a declaration of any rights or obligations under this Agreement, the prevailing party shall be awarded reasonable attorney fees, together with any costs and expenses, to resolve the dispute and to enforce the award and final judgment.

[Signature Page Follows]

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Company - HYUNDAI DE MEXICO, S.A. DE C.V. (HYMEX)

By:

Print Name: HECTOR R. LOREDO VENEGAS
Its: LEGAL REPRESENTATIVE

Dealer - REMOLQUES Y SISTEMAS ALIADOS DE TRANSPORTACION, S.A. DE C.V. (RESALTA)

By:

Print Name: STEVEN E. REICHERT
Its DIRECTOR

Parent Company - CAPSOURCE FINANCIAL, INC.

By:

Print Name: STEVEN E. REICHERT
Its VP AND DIRECTOR

Signature Page to the Agreement dated July 9th, 2007, between HYUNDAI de MEXICO, S.A. de C.V., a Sociedad Anonima de Capital Variable organized under the laws of the United States of Mexico (“HYMEX”), on the one hand; and REMOLQUES Y SISTEMAS ALIADOS DE TRANSPORTACION, S.A. DE C.V. (dba RESALTA), a Sociedad Anonima de Capital Variable, organized under the laws of the United States of Mexico (“RESALTA”) and CAPSOURCE FINANCIAL, INC., a Colorado corporation (“CAPSOURCE” and collectively “Dealer”).

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LIMITED RECOURSE CONTINUING GUARANTY

                    This LIMITED RECOURSE CONTINUING GUARANTY (“Guaranty”), dated as of July 9th, 2007, is executed and delivered by CapSource Financial, Inc., a Colorado corporation (the “Guarantor”), in favor of HYUNDAI de MEXICO, S.A. de C.V., a Sociedad Anonima de Capital Variable organized under the laws of the United States of Mexico (“Hyundai”), and in light of the following:

                    WHEREAS, Hyundai and Remolques y Sistemas Aliados de Transportacion, S.A. de C.V. (d/b/a RESALTA) (“Dealer”) are parties to that certain Dealer Agreement dated as of July 9th, 2007 (the “Dealer Agreement”);

                    WHEREAS, the Dealer Agreement provides, among other things, for the extension of credit to the Dealer;

                    WHEREAS, CapSource Financial, Inc., a Colorado corporation (“CapSource”), is the majority shareholder of Dealer;

                    WHEREAS, in order to induce Hyundai to enter into the Amendment, Guarantor has agreed to guarantee payment of the Guaranteed Obligations (as defined herein) under the terms and conditions set forth herein.

                    NOW, THEREFORE, in consideration of the foregoing, Guarantor does hereby agree, in favor of Hyundai, as follows:

                    1. Definitions and Construction.

                         (a) Definitions. The following terms, as used in this Guaranty, shall have the following meanings:

                              “Bankruptcy Code” means Title 11 United States Code (11 U.S.C.), as amended or supplemented from time to time.

                              “Guaranteed Obligations” means any and all amounts which are or may be owed by Dealer to Hyundai pursuant to the Dealer Agreement.

                         (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is illustrative and not limiting. The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Hyundai or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Hyundai, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Hyundai and Guarantor. No presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

                    2. Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally guarantees to Hyundai, as and for his own debt, until final and indefeasible payment thereof has been made, payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise; it being the intent of

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Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection. Guarantor acknowledges and agrees that the performance of Guarantor’s obligations under this Guaranty, including Guarantor’s guarantee of the Guaranteed Obligations, is secured pursuant to the terms and provisions of that certain Pledge Agreement dated as of July 9th, 2007 (the “Pledge Agreement”), by Guarantor in favor of Hyundai.

                    3. Continuing Guaranty. This Guaranty includes Guaranteed Obligations that may arise under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives and agrees not to assert any right he has under California Civil Code Section 2815 to revoke this Guaranty as to future obligations arising pursuant to the Dealer Agreement, and any and all rights arising under California Civil Code Section 2814. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Hyundai, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Hyundai in existence on the date of such revocation, (d) no payment by Guarantor (or any other guarantor), Dealer, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor (or any other guarantor) hereunder, and (e) any payment by Dealer, or any other guarantor, or from any source other than from Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

                    4. Performance Under This Guaranty. In the event that Dealer fails to make any payment of any Guaranteed Obligations on or before the due date thereof, Hyundai will notify Guarantor, in writing, of such failure, including the amount thereof. Within ten (10) days after Guarantor’s receipt of such notice, Guarantor shall cause payment of the amount set forth in such notice to be made to Hyundai in accordance with Section 12 hereof.

                    5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity of the Dealer Agreement. Guarantor agrees that he is directly, jointly and severally with any other guarantor of the Guaranteed Obligations, liable to Hyundai, that the obligations of Guarantor hereunder are independent of the obligations of Dealer or any other guarantor, and that a separate action may be brought against Guarantor alone, whether such action is brought against Dealer or any other guarantor or whether Dealer or any such other guarantor is joined in such action. Guarantor agrees that his liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Hyundai of whatever remedies it may have against Dealer or any other guarantor, or the enforcement of any lien or realization upon any security Hyundai may at any time possess. Guarantor agrees that any release which may be given by Hyundai to Dealer or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Hyundai shall be under no obligation to marshal any assets of Dealer or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

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                    6. Waivers.

                         (a) Guarantor hereby waives: (1) notice of acceptance hereof; (2) notice of any loans or other financial accommodations made or extended under the Dealer Agreement or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor’s right to make inquiry of Hyundai to ascertain the amount of the Guaranteed Obligations at all reasonable times; (4) notice of any adverse change in the financial condition of Dealer or of any other fact that might increase Guarantor’s risk hereunder; (5) notice of presentment for payment, demand or protest; (6) notice of any “Event of Default” under (and as defined in) the Dealer Agreement; and (7) all other notices (except if such notice is specifically required to be given to Guarantor hereunder) and demands to which each Guarantor might otherwise be entitled.

                         (b) To the maximum extent permitted by law, Guarantor hereby waives the right by statute (including his rights under Sections 2845 or 2850 of the California Civil Code) or otherwise to require Hyundai to institute suit against Dealer or to exhaust any rights and remedies which Hyundai has or may have against Dealer. In this regard, Guarantor agrees that he is bound to pay all of the Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Hyundai by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Dealer or by reason of the cessation from any cause whatsoever of the liability of Dealer in respect thereof.

                         (c) To the maximum extent permitted by law, Guarantor hereby waives: (1) any rights to assert against Hyundai any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Dealer or any other party liable to Hyundai; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (3) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of any claim or defense based upon an election of remedies by Hyundai including any defense based upon an election of remedies by Hyundai under the provisions of Sections 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; and (4) the impairment or suspension of Hyundai’s rights or remedies against Dealer; the alteration by Hyundai of the Guaranteed Obligations; any discharge of Dealer’s obligations to Hyundai by operation of law as a result of Hyundai’s intervention or omission; or the acceptance by Hyundai of anything in partial satisfaction of the Guaranteed Obligations.

                         (d) If any of the Guaranteed Obligations at any time are secured by a mortgage or deed of trust upon real property, Hyundai may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations, to (i) waive or release any such lien for any or no reason, including a waiver or release due to the environmental impairment of such security, or (ii) to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor hereunder. Guarantor understands that (A) by virtue of the operation of California’s antideficiency law applicable to nonjudicial foreclosures, any election by Hyundai to foreclosure nonjudicially upon a mortgage or deed of trust probably would have the effect of impairing or

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destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Dealer or other guarantors or sureties, and (B) absent the waiver given by Guarantor hereunder, following such a nonjudicial foreclosure, such an election would estop Hyundai from enforcing this Guaranty against Guarantor. Since Hyundai could no longer sue Dealer for a deficiency, if Guarantor were to pay the deficiency, Guarantor would also have been precluded from pursuing Dealer for reimbursement. The impairment of such rights of Guarantor would have prevented Hyundai from suing Guarantor on a deficiency following the nonjudicial foreclosure of real property collateral, if any. Additionally, if Hyundai were to act in such manner that Dealer would be able to successfully argue that Hyundai had committed an “action” within the meaning of Section 726 of the Code of Civil Procedure, then Hyundai could no longer proceed against Dealer for any sums Dealer would otherwise owe to Hyundai. If Guarantor were to pay such deficiency, Guarantor would also be precluded from pursuing the Dealer for reimbursement. The impairment of such rights of Guarantor would have prevented Hyundai from suing Guarantor on the sums which would have otherwise been owing following such “action”, within the meaning of California Code of Civil Procedure Section 726.

          Understanding the foregoing, and in reliance upon the advice of his independent counsel, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, Guarantor hereby waives any rights to assert against Hyundai any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by Hyundai to foreclose nonjudicially upon any such mortgage or deed of trust upon real property and hereby waives any and all benefits or defenses arising directly or indirectly under California Code of Civil Procedure Sections 580a, 580d, and 726, or any other similar statutes or judicial opinions concerning the subject matter connected therewith. Guarantor understands that the effect of the foregoing waivers may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Dealer or other guarantors or sureties. Guarantor hereby waives and will not assert any rights and defenses arising under California Code of Civil Procedure Sections 726, 580b, and 580d. Guarantor also agrees that the fair market value provisions of California Code of Civil Procedure Section 580a shall have no applicability with respect to the termination of Guarantor’s liability under this Guaranty.

                              (e) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2814, 2815, 2819, 2820, 2821, 2822, 2838, 2839 (WITH RESPECT TO AN OFFER OF PERFORMANCE ONLY), 2845, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726.

                              (f) GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY HYUNDAI, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED SUCH GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.

                    7. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder,

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Hyundai may, by action or inaction:

                              (a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Dealer Agreement;

                              (b) release all or any one or more parties to the Dealer Agreement or grant other indulgences to Dealer in respect thereof;

                              (c) with Dealer’s consent and agreement, amend or modify in any manner and at any time (or from time to time) the Dealer Agreement; or

                              (d) release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

                    8. No Election. Hyundai shall have the right to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Hyundai to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Hyundai’s right to proceed in any other form of action or proceeding or against other parties unless Hyundai has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Hyundai under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Hyundai finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

                    9. Indefeasible Payment. The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Hyundai are no longer subject to any right on the part of any person, including Dealer, Dealer as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Dealer’s assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, any portion of such payments to Hyundai is set aside, avoided, or recovered on behalf of Dealer, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall be liable for the full amount Hyundai is required to repay plus any and all costs and expenses (including attorneys’ fees) paid by Hyundai in connection therewith, subject to the limitations set forth in Section 2.

                    10. Financial Condition of Dealer. Guarantor represents and warrants to Hyundai that Guarantor is currently informed of the financial condition of Dealer and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to Hyundai that Guarantor has read and understands the terms and conditions of the Dealer Agreement. Guarantor hereby covenants that Guarantor will continue to keep informed of Dealer’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

                    11. Subordination. Guarantor hereby agrees that, to the extent Hyundai has sought Guarantor’s performance under this Guaranty in accordance with Section 4, any and all present and future indebtedness of Dealer owing to Guarantor is subordinated to payment, in full, in cash, of the Guaranteed Obligations. In this regard, during any time in which Hyundai has sought Guarantor’s performance under this Guaranty, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guaranteed Obligations have been indefeasibly

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paid in full.

                    12. Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including reasonable attorneys’ fees) incurred by Hyundai in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to the balance of the Guaranteed Obligations; and third, to all accrued and unpaid interest, premium, if any, and fees owing to Hyundai constituting Guaranteed Obligations, subject to the limitations set forth in Section 2 (regardless of the order of application of the payments).

                    13. Attorneys’ Fees and Costs. Guarantor agrees to pay, on demand, all reasonable attorneys’ fees and all other costs and expenses which may be incurred by Hyundai in the enforcement of this Guaranty (including those brought relating to proceedings pursuant to 11 U.S.C.).

                    14. Notices. All notices or demands by Guarantor or Hyundai to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, facsimile, electronic mail, or telegram, and shall be deemed to be given for purposes of this Guaranty on the day that such writing is received by the party to whom it is sent. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this section, such writing shall be sent, if to Guarantor, then at Guarantor’s address set forth on the signature page hereof, and if to Hyundai, then as follows:

                    HYUNDAI de MEXICO, S.A. de C.V.

                    CALLE LA ENCANTADA NO. 7474

                    PARQUE INDUSTRIAL EL FLORIDO

                    TIJUANA, BAJA CALIFORNIA. C.P. 22244

                    15. Cumulative Remedies. No remedy under this Guaranty or under the Dealer Agreement is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under the Dealer Agreement, and those provided by law or in equity. No delay or omission by Hyundai to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Hyundai to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

                    16. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                    17. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and Hyundai pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or

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noncompliance therewith consented to, except by means of a writing executed by Guarantor and Hyundai. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder.

                    18. Successors and Assigns. The death of Guarantor shall not terminate this Guaranty. This Guaranty shall be binding upon Guarantor’s heirs, executors, administrators, representatives, successors, and assigns and shall inure to the benefit of the successors and assigns of Hyundai; provided, however, Guarantor shall not assign this Guaranty or delegate any of his duties hereunder without Hyundai’s prior written consent. Any assignment without the consent of Hyundai shall be absolutely void. In the event of any assignment or other transfer of rights by Hyundai, the rights and benefits herein conferred upon Hyundai shall automatically extend to and be vested in such assignee or other transferee.

                    19. [intentionally left blank]

                    20. Choice of Law and Venue. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTOR AND HYUNDAI, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, OR, AT THE SOLE OPTION OF HYUNDAI, IN ANY OTHER COURT IN WHICH HYUNDAI SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT HE MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

                    21. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF ANY GUARANTOR AND HYUNDAI WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT HYUNDAI MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF HIS RIGHT TO TRIAL BY JURY.

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                    22. Understandings With Respect to Waivers and Consents. Guarantor warrants and agrees that each of the waivers and consents set forth are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to a defense or right may diminish, destroy, or otherwise adversely affect rights which Guarantor otherwise may have against Dealer, or against any collateral, and that, under the circumstances the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

[Signature page follows]

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          IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date set forth in the first paragraph hereof.

On Behalf of Guarantor:

Print Name: STEVEN E. REICHERT
Its: VP AND DIRECTOR

Guarantor’s Address:
2305 Canyon Boulevard Suite 103 Boulder, CO 80302 Telephone: (330) 245-0515 Facsimile: (303) 245-0521

Signature page to the LIMITED RECOURSE CONTINUING GUARANTY (“Guaranty”), dated as of July 9th, 2007, is executed and delivered by CapSource Financial, Inc., a Colorado corporation (the “Guarantor”), in favor of HYUNDAI de MEXICO, S.A. de C.V., a Sociedad Anonima de Capital Variable organized under the laws of the United States of Mexico (“Hyundai”)

LAI 496545v3

LIMITED RECOURSE CONTINUING GUARANTY

                    This LIMITED RECOURSE CONTINUING GUARANTY (“Guaranty”), dated as of July 9th, 2007, is executed and delivered by Randolph M. Pentel, an individual residing in Minnesota (the “Guarantor”), in favor of HYUNDAI de MEXICO, S.A. de C.V., a Sociedad Anonima de Capital Variable organized under the laws of the United States of Mexico (“Hyundai”), and in light of the following:

                    WHEREAS, Hyundai and Remolques y Sistemas Aliados de Transportacion, S.A. de C.V. (d/b/a RESALTA) (“Dealer”) are parties to that certain Dealer Agreement dated as of July 9th, 2007 (the “Dealer Agreement”);

                    WHEREAS, the Dealer Agreement provides, among other things, for the extension of credit to the Dealer;

                    WHEREAS, CapSource Financial, Inc., a Colorado corporation (“CapSource”), is the majority shareholder of Dealer;

                    WHEREAS, in order to induce Hyundai to enter into the Amendment, Guarantor has agreed to guarantee payment of the Guaranteed Obligations (as defined herein) under the terms and conditions set forth herein.

                    NOW, THEREFORE, in consideration of the foregoing, Guarantor does hereby agree, in favor of Hyundai, as follows:

                    1. Definitions and Construction.

                         (a) Definitions. The following terms, as used in this Guaranty, shall have the following meanings:

                              “Bankruptcy Code” means Title 11 United States Code (11 U.S.C.), as amended or supplemented from time to time.

                              “Guaranteed Obligations” means any and all amounts which are or may be owed by Dealer to Hyundai pursuant to the Dealer Agreement.

                         (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is illustrative and not limiting. The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Hyundai or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Hyundai, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Hyundai and Guarantor. No presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Guaranty.

                    2. Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally guarantees to Hyundai, as and for his own debt, until final and indefeasible payment thereof has been made, payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise; it being

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the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection. Guarantor acknowledges and agrees that the performance of Guarantor’s obligations under this Guaranty, including Guarantor’s guarantee of the Guaranteed Obligations, is secured pursuant to the terms and provisions of that certain Pledge Agreement dated as of April 9, 2003 (the “Pledge Agreement”), by Guarantor in favor of Hyundai. Hyundai acknowledges and agrees that its sole recourse against Guarantor for Guarantor’s failure to perform its obligations under this Guaranty, including Guarantor’s guarantee of the Guaranteed Obligations, is to the “Collateral” under (and as defined in) the Pledge Agreement.

                    3. Continuing Guaranty. This Guaranty includes Guaranteed Obligations that may arise under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives and agrees not to assert any right he has under California Civil Code Section 2815 to revoke this Guaranty as to future obligations arising pursuant to the Dealer Agreement, and any and all rights arising under California Civil Code Section 2814. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Hyundai, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Hyundai in existence on the date of such revocation, (d) no payment by Guarantor (or any other guarantor), Dealer, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor (or any other guarantor) hereunder, and (e) any payment by Dealer, or any other guarantor, or from any source other than from Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

                    4. Performance Under This Guaranty. In the event that Dealer fails to make any payment of any Guaranteed Obligations on or before the due date thereof, Hyundai will notify Guarantor, in writing, of such failure, including the amount thereof. Within ten (10) days after Guarantor’s receipt of such notice, Guarantor shall cause payment of the amount set forth in such notice to be made to Hyundai in accordance with Section 12 hereof.

                    5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity of the Dealer Agreement. Guarantor agrees that he is directly, jointly and severally with any other guarantor of the Guaranteed Obligations, liable to Hyundai, that the obligations of Guarantor hereunder are independent of the obligations of Dealer or any other guarantor, and that a separate action may be brought against Guarantor alone, whether such action is brought against Dealer or any other guarantor or whether Dealer or any such other guarantor is joined in such action. Guarantor agrees that his liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Hyundai of whatever remedies it may have against Dealer or any other guarantor, or the enforcement of any lien or realization upon any security Hyundai may at any time possess. Guarantor agrees that any release which may be given by Hyundai to Dealer or any other guarantor shall not release Guarantor. Guarantor

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consents and agrees that Hyundai shall be under no obligation to marshal any assets of Dealer or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

                    6. Waivers.

                         (a) Guarantor hereby waives: (1) notice of acceptance hereof; (2) notice of any loans or other financial accommodations made or extended under the Dealer Agreement or the creation or existence of any Guaranteed Obligations; (3) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor’s right to make inquiry of Hyundai to ascertain the amount of the Guaranteed Obligations at all reasonable times; (4) notice of any adverse change in the financial condition of Dealer or of any other fact that might increase Guarantor’s risk hereunder; (5) notice of presentment for payment, demand or protest; (6) notice of any “Event of Default” under (and as defined in) the Dealer Agreement; and (7) all other notices (except if such notice is specifically required to be given to Guarantor hereunder) and demands to which each Guarantor might otherwise be entitled.

                         (b) To the maximum extent permitted by law, Guarantor hereby waives the right by statute (including his rights under Sections 2845 or 2850 of the California Civil Code) or otherwise to require Hyundai to institute suit against Dealer or to exhaust any rights and remedies which Hyundai has or may have against Dealer. In this regard, Guarantor agrees that he is bound to pay all of the Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Hyundai by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Dealer or by reason of the cessation from any cause whatsoever of the liability of Dealer in respect thereof.

                         (c) To the maximum extent permitted by law, Guarantor hereby waives: (1) any rights to assert against Hyundai any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Dealer or any other party liable to Hyundai; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (3) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of any claim or defense based upon an election of remedies by Hyundai including any defense based upon an election of remedies by Hyundai under the provisions of Sections 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; and (4) the impairment or suspension of Hyundai’s rights or remedies against Dealer; the alteration by Hyundai of the Guaranteed Obligations; any discharge of Dealer’s obligations to Hyundai by operation of law as a result of Hyundai’s intervention or omission; or the acceptance by Hyundai of anything in partial satisfaction of the Guaranteed Obligations.

                         (d) If any of the Guaranteed Obligations at any time are secured by a mortgage or deed of trust upon real property, Hyundai may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations, to (i) waive or release any such lien for any or no reason, including a waiver or release due to the environmental impairment of such security, or (ii) to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of Guarantor

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hereunder. Guarantor understands that (A) by virtue of the operation of California’s antideficiency law applicable to nonjudicial foreclosures, any election by Hyundai to foreclosure nonjudicially upon a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of Guarantor against Dealer or other guarantors or sureties, and (B) absent the waiver given by Guarantor hereunder, following such a nonjudicial foreclosure, such an election would estop Hyundai from enforcing this Guaranty against Guarantor. Since Hyundai could no longer sue Dealer for a deficiency, if Guarantor were to pay the deficiency, Guarantor would also have been precluded from pursuing Dealer for reimbursement. The impairment of such rights of Guarantor would have prevented Hyundai from suing Guarantor on a deficiency following the nonjudicial foreclosure of real property collateral, if any. Additionally, if Hyundai were to act in such manner that Dealer would be able to successfully argue that Hyundai had committed an “action” within the meaning of Section 726 of the Code of Civil Procedure, then Hyundai could no longer proceed against Dealer for any sums Dealer would otherwise owe to Hyundai. If Guarantor were to pay such deficiency, Guarantor would also be precluded from pursuing the Dealer for reimbursement. The impairment of such rights of Guarantor would have prevented Hyundai from suing Guarantor on the sums which would have otherwise been owing following such “action”, within the meaning of California Code of Civil Procedure Section 726.

                              Understanding the foregoing, and in reliance upon the advice of his independent counsel, and understanding that Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, Guarantor hereby waives any rights to assert against Hyundai any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by Hyundai to foreclose nonjudicially upon any such mortgage or deed of trust upon real property and hereby waives any and all benefits or defenses arising directly or indirectly under California Code of Civil Procedure Sections 580a, 580d, and 726, or any other similar statutes or judicial opinions concerning the subject matter connected therewith. Guarantor understands that the effect of the foregoing waivers may be that Guarantor may have liability hereunder for amounts with respect to which Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Dealer or other guarantors or sureties. Guarantor hereby waives and will not assert any rights and defenses arising under California Code of Civil Procedure Sections 726, 580b, and 580d. Guarantor also agrees that the fair market value provisions of California Code of Civil Procedure Section 580a shall have no applicability with respect to the termination of Guarantor’s liability under this Guaranty.

                              (e) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2814, 2815, 2819, 2820, 2821, 2822, 2838, 2839 (WITH RESPECT TO AN OFFER OF PERFORMANCE ONLY), 2845, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 580a, 580b, 580c, 580d, AND 726.

                              (f) GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY HYUNDAI, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED SUCH GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION

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580d OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.

                    7. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Hyundai may, by action or inaction:

                         (a) compromise, settle, extend the duration or the time for the payment of, or discharge the performance of, or may refuse to or otherwise not enforce the Dealer Agreement;

                         (b) release all or any one or more parties to the Dealer Agreement or grant other indulgences to Dealer in respect thereof;

                         (c) with Dealer’s consent and agreement, amend or modify in any manner and at any time (or from time to time) the Dealer Agreement; or

                         (d) release or substitute any other guarantor, if any, of the Guaranteed Obligations, or enforce, exchange, release, or waive any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof.

                    8. No Election. Hyundai shall have the right to seek recourse against Guarantor to the fullest extent provided for herein, and no election by Hyundai to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Hyundai’s right to proceed in any other form of action or proceeding or against other parties unless Hyundai has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Hyundai under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Hyundai finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

                    9. Indefeasible Payment. The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Hyundai are no longer subject to any right on the part of any person, including Dealer, Dealer as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Dealer’s assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, any portion of such payments to Hyundai is set aside, avoided, or recovered on behalf of Dealer, whether voluntarily or involuntarily, after the making thereof, then the obligation intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made, and Guarantor shall be liable for the full amount Hyundai is required to repay plus any and all costs and expenses (including attorneys’ fees) paid by Hyundai in connection therewith, subject to the limitations set forth in Section 2.

                    10. Financial Condition of Dealer. Guarantor represents and warrants to Hyundai that Guarantor is currently informed of the financial condition of Dealer and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further represents and warrants to Hyundai that Guarantor has read and understands the terms and conditions of the Dealer Agreement. Guarantor hereby covenants that Guarantor will continue to keep informed of Dealer’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

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                    11. Subordination. Guarantor hereby agrees that, to the extent Hyundai has sought Guarantor’s performance under this Guaranty in accordance with Section 4, any and all present and future indebtedness of Dealer owing to Guarantor is subordinated to payment, in full, in cash, of the Guaranteed Obligations. In this regard, during any time in which Hyundai has sought Guarantor’s performance under this Guaranty, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guaranteed Obligations have been indefeasibly paid in full.

                    12. Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all costs and expenses (including reasonable attorneys’ fees) incurred by Hyundai in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to the balance of the Guaranteed Obligations; and third, to all accrued and unpaid interest, premium, if any, and fees owing to Hyundai constituting Guaranteed Obligations, subject to the limitations set forth in Section 2 (regardless of the order of application of the payments).

                    13. Attorneys’ Fees and Costs. Guarantor agrees to pay, on demand, all reasonable attorneys’ fees and all other costs and expenses which may be incurred by Hyundai in the enforcement of this Guaranty (including those brought relating to proceedings pursuant to 11 U.S.C.).

                    14. Notices. All notices or demands by Guarantor or Hyundai to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, facsimile, electronic mail, or telegram, and shall be deemed to be given for purposes of this Guaranty on the day that such writing is received by the party to whom it is sent. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this section, such writing shall be sent, if to Guarantor, then at Guarantor’s address set forth on the signature page hereof, and if to Hyundai, then as follows:

Hyundai de México, S.A. de C.V.
Calle La Encantada No. 7474
Parque Industrial El Florido
Tijuana, Baja California.
C.P. 22244

Héctor Loredo
Ph.: (664) 645-0130 Ext.3446
Fax: (619)209-5665

                    15. Cumulative Remedies. No remedy under this Guaranty or under the Dealer Agreement is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or under the Dealer Agreement, and those provided by law or in equity. No delay or omission by Hyundai to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Hyundai to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

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                    16. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                    17. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and Hyundai pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Hyundai. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar right or default or otherwise prejudice the rights and remedies hereunder.

                    18. Successors and Assigns. The death of Guarantor shall not terminate this Guaranty. This Guaranty shall be binding upon Guarantor’s heirs, executors, administrators, representatives, successors, and assigns and shall inure to the benefit of the successors and assigns of Hyundai; provided, however, Guarantor shall not assign this Guaranty or delegate any of his duties hereunder without Hyundai’s prior written consent. Any assignment without the consent of Hyundai shall be absolutely void. In the event of any assignment or other transfer of rights by Hyundai, the rights and benefits herein conferred upon Hyundai shall automatically extend to and be vested in such assignee or other transferee.

                    19. Separate Property. Any married individual who signs this Guaranty in his or her individual capacity hereby expressly agrees that recourse may be had against his or her separate property for all Guaranteed Obligations hereunder. Notwithstanding the previous sentence, Hyundai acknowledges and agrees that its sole recourse against Guarantor for Guarantor’s failure to perform its obligations under this Guaranty, including Guarantor’s guarantee of the Guaranteed Obligations, is to the “Collateral” under (and as defined in) the Pledge Agreement.

                    20. Choice of Law and Venue. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTOR AND HYUNDAI, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. TO THE MAXIMUM EXTENT PERMITED BY LAW, GUARANTOR HEREBY AGREES GUARANTY SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, OR, AT THE SOLE OPTION OF HYUNDAI, IN ANY OTHER COURT IN WHICH HYUNDAI SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT HE MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

                    21. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY

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LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF ANY GUARANTOR AND HYUNDAI WITH RESPECT TO THIS GUARANTY, OR THE TRANASCTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT HYUNDAI MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF HIS RIGHT TO TRIAL BY JURY.

                    22. Understandings With Respect to Waivers and Consents. Guarantor warrants and agrees that each of the waivers and consents set forth are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to a defense or right may diminish, destroy, or otherwise adversely affect rights which Guarantor otherwise may have against Dealer, or against any collateral, and that, under the circumstances the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

[Signature page follows]

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                    IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date set forth in the first paragraph hereof.

On Behalf of Guarantor:

Print Name: RANDOLPH M. PENTEL

Guarantor’s Address:
715 Eaton Street
St. Paul, MN 551
Telephone: (651) 224-686
Fax: (651) 291-1030-6868

Signature page to the LIMITED RECOURSE CONTINUING GUARANTY (“Guaranty”), dated as of July 9th, 2007, is executed and delivered by Randolph M. Pentel, an individual resident of Minnesota (the “Guarantor”), in favor of HYUNDAI de MEXICO, S.A. de C.V., a Sociedad Anonima de Capital Variable organized under the laws of the United States of Mexico (“Hyundai”)

PLEDGE AGREEMENT

                    This PLEDGE AGREEMENT (“Pledge Agreement”), dated as of July 9th, 2007, is executed and delivered by Randolph M. Pentel, an individual residing in Minnesota (“Grantor”), in favor of Hyundai de Mexico, S.A. de C.V., a Sociedad Anonima de Capital Variable organized under the laws of the United States of Mexico (“Hyundai”), in connection with that certain Dealer Agreement, dated as of July 9th, 2007.

WITNESSETH:

                    WHEREAS, Dealer, Hyundai and CapSource Financial, Inc. have entered into that certain Dealer Agreement dated as of July 9th, 2007, which provides for, among other things, Hyundai to extend credit terms to Dealer;

                    WHEREAS, CapSource Financial, Inc., a Colorado corporation (“CapSource”), is the majority shareholder of Dealer;

                    WHEREAS, Grantor is the majority shareholder of CapSource and expects to receive substantial direct and indirect benefit from the transactions contemplated by the Dealer Agreement and the Amendment;

                    WHEREAS, Grantor has delivered to Hyundai the Limited Recourse Continuing Guaranty dated July 9th 2007 pursuant to which Grantor has guaranteed payment of the Guaranteed Obligations as well as certain other obligations subject to the terms and conditions of the Guaranty; and

                    WHEREAS, in order to secure prompt and complete payment and performance of (a) Grantor’s obligations under the Guaranty, including Grantor’s guarantee of the Guaranteed Obligations, and (b) Grantor’s obligations under this Pledge Agreement (all of Grantor’s obligations under the Guaranty and under this Pledge Agreement collectively referred to as the “Secured Obligations”), Hyundai has required as a condition to entering into the Dealer Agreement, that Grantor execute and deliver this Pledge Agreement.

                    NOW, THEREFORE, in consideration of the foregoing, Grantor does hereby agree, in favor of Hyundai, as follows:

1. Defined Terms; Construction.

          (a) Unless otherwise defined herein or in the Guaranty, all terms defined in Article 8 and Article 9 of the Uniform Commercial Code (as enacted in the State of California, as it may be amended or supplemented from time to time) are used herein as defined therein. All references herein to the “Uniform Commercial Code” are to the Uniform Commercial Code as enacted in the State of California, as it may be amended or supplemented from time to time.

          (b) The words “hereby,” “hereof,” “herein,” “hereunder,” and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement. Unless the context of this Pledge Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is illustrative and not limiting. Section references herein are to this Pledge Agreement unless otherwise specified.

          (c) Neither this Pledge Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Hyundai or Grantor, whether under any rule of construction or otherwise. On the contrary, this Pledge Agreement has been reviewed by Grantor, Hyundai, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Hyundai and Grantor. No presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Pledge Agreement.

2. Grant of Security. To secure the prompt and complete payment, observance, and performance of the Secured Obligations, Grantor hereby collaterally assigns and pledges and grants to Hyundai, a security interest in, and a lien on and against, all of Grantor’s right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wherever located (collectively, the “Collateral”):

          (a) the common stock held by Grantor set forth in Schedule A hereto, any certificates or other instruments representing such common stock, and all rights with respect to such common stock (all of such common stock and the certificates, other instruments, and rights related thereto collectively referred to as the “Pledged Securities”);

          (b) any and all new, substituted, or additional common stock from time to time acquired by Grantor in any manner described in Section 5, (any such new, substituted, or additional common stock shall constitute part of the Pledged Securities and Hyundai is irrevocably authorized, but not obligated, to amend Schedule A from time to time to reflect such additional common stock);

          (c) any and all dividends and other distributions described in clauses (a)(i) through (a)(iii) of Section 10;

          (d) all books and records of Grantor pertaining to the Collateral; and

          (e) any and all proceeds any the foregoing

3. Delivery and Control of Collateral.

          (a) All certificates or other instruments representing or evidencing Collateral shall be delivered to and held by or on behalf of Hyundai and shall be in suitable form for transfer or delivery, or, at the request of Hyundai, shall be accompanied by duly executed stock powers.

          (b) With respect to any Collateral that is not represented or evidenced by a certificate or other instrument, the Grantor shall cause the issuer thereof to register Hyundai as the registered owner of such Collateral in such issuer’s books and records.

4. Financing Statements. Grantor hereby irrevocably authorizes Hyundai to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to Hyundai under this Pledge Agreement without Grantor’s signature appearing thereon. Grantor agrees that such authorization includes a ratification and authorization with respect to any initial financing statements filed prior to the date hereof.

5. Collateral Adjustments. If, during the term of this Pledge Agreement any dividend, distribution, reclassification, readjustment, or other change is declared or made in the capital structure of any issuer of Pledged Securities, then all new, substituted, and additional common stock and other securities issued by reason of any of the foregoing shall be promptly delivered to and held by Hyundai under the terms of this Pledge Agreement and shall constitute Collateral hereunder.

6. Subsequent Changes Affecting Collateral. Grantor represents and warrants that he has made his own arrangements for keeping informed of changes or potential changes affecting the Collateral (including rights to convert, rights to subscribe, payment or nonpayment of dividends or other distributions, reorganization or other exchanges, tender offers, and voting rights), and Grantor agrees that Hyundai shall not have any obligation to inform Grantor of any such changes or potential changes or to take any action or omit to take any action with respect thereto. Grantor promptly shall furnish Hyundai with copies of all notices, advice, confirmations, and statements regarding any changes or potential changes affecting the Collateral (including rights to convert, rights to subscribe, payment or nonpayment of dividends or other distributions, reorganization or other exchanges, tender offers, and voting rights). Hyundai has the right at any time to exchange certificates or other instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations and Grantor will cause each issuer of Pledged Securities to cooperate with Hyundai in effecting any such exchange. Hyundai may, at any time during the occurrence and continuation of an Event of Default (as defined below), without notice and at its option, transfer or register the Collateral or any part thereof into its or its nominee’s name with or without any indication that such Collateral is subject to the security interest hereunder, and Grantor will cause the issuer of Pledged Securities to cooperate with Hyundai in effecting any such transfer or registration.

7. Representations and Warranties. Grantor represents and warrants as of the date of this Pledge Agreement:

          (a) Grantor’s exact legal name, identification number, and principal address (as such term is used in the Uniform Commercial Code) are set forth on Schedule B hereto.

          (b) The execution, delivery, or performance of this Pledge Agreement or the Guaranty will not conflict with any of Grantor’s material agreements.

          (c) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body, or third party is required for (i) the pledge of the Collateral pursuant to this Pledge Agreement or the execution, delivery, or performance of this Pledge Agreement by Grantor, (ii) the execution, delivery, or performance of the Guaranty by the Grantor, or (iii) for the exercise by Hyundai of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally), in each case, other than those authorizations, approvals, actions, notices, or filings that have been obtained or made.

          (d) This Pledge Agreement creates in favor of Hyundai a legal, valid, and enforceable security interest in the Collateral securing the payment and performance of the Secured Obligations. Once Grantor has taken all applicable actions set forth in Section 8, Hyundai will have a perfected first-priority security interest in the Collateral.

          (e) Grantor has the right to vote, pledge, and grant a security interest in or otherwise transfer the Collateral free of any liens.

          (f) Grantor is the sole legal and beneficial owner of the Collateral, free and clear of any lien except for the security interest created by this Pledge Agreement.

          (g) There are no restrictions on the voting rights associated with, or on the transfer of, any of the Collateral, other than (i) pursuant to this Pledge Agreement, or (ii) as consented to by Hyundai and scheduled with particularity on Schedule A.

          (h) The grant and perfection of the security interest in the Collateral for the benefit of Hyundai, in accordance with the terms herein, are not made in violation of the registration requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated there under (the “Securities Act”), any applicable provisions of other federal securities laws, state securities or “Blue Sky” law, foreign securities law, applicable general corporation law, or any other applicable law.

8. Perfection and Maintenance of Security Interest and Lien. Grantor agrees that until termination of this Pledge Agreement pursuant to Section 17, Hyundai’s security interest in, and lien on and against, the Collateral shall continue in full force and effect. Grantor shall perform any and all steps reasonably requested by Hyundai to ensure the attachment, perfection and priority of, and to maintain and protect, Hyundai’s security interest in and lien on and against the Collateral or to enable Hyundai to exercise its rights and remedies hereunder with respect to any Collateral, including:

          (a) executing, filing, and authorizing Hyundai to file any financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to Hyundai;

          (b) delivering to Hyundai all certificates and other instruments representing or evidencing Collateral, which certificates and other instruments have been duly endorsed and are accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Hyundai;

          (c) marking conspicuously each instrument, document and all books and records pertaining to the Collateral with a legend, in form and substance satisfactory to Hyundai, indicating that such document or Collateral is subject to the security interest granted hereby;

          (d) at the request of Hyundai, appearing in and defending any action or proceeding which may affect adversely Grantor’s title to, or the security interest of Hyundai in, any of the

Collateral; and

          (e) executing and delivering all further instruments and documents, and taking all further action, as Hyundai may reasonably request.

9. Voting Rights. During the term of this Pledge Agreement, and except as provided in this Section 9, Grantor shall have the right to vote the Pledged Securities on all questions in a manner not inconsistent with the terms of this Pledge Agreement, or any other document executed pursuant hereto or in connection herewith. If, at any time during the occurrence and continuation of an Event of Default, Hyundai may, at Hyundai’s option and following written notice from Hyundai to Grantor, exercise all voting powers pertaining to the Collateral with respect to Grantor.

10. Dividends and Other Distributions.

          (a) At any time before the occurrence and continuation of an Event of Default, Grantor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Collateral, provided, however, that any and all

                    (i) dividends and other distributions paid or payable other than in cash with respect to, and instruments and other property received, receivable or otherwise distributed with respect to, or in exchange for, any of the Collateral;

                    (ii) dividends and other distributions paid or payable in cash with respect to any of the Collateral on account of a partial or total liquidation or dissolution or in connection with a reduction of capital; and

                    (iii) cash paid, payable, or otherwise distributed in redemption of, or in exchange for, any of the Collateral;

          shall be Collateral, and shall be forthwith delivered to Hyundai to hold as Collateral and shall, if received by any Grantor, be received in trust for Hyundai, and shall be segregated from the other property or funds of Grantor. All such Collateral so received in the form of monies, checks, notes, drafts, or funds shall be delivered promptly to Hyundai (with any necessary endorsement) as proceeds of Collateral, and all other such Collateral so received shall be delivered promptly to Hyundai as Collateral in the same form as so received (with any necessary endorsement).

          (b) At any time on or after the occurrence and during the continuation of an Event of Default:

                    (i) All rights of Grantor to receive the dividends and other distributions which he would otherwise be authorized to receive and retain pursuant to Section 10(a) hereof shall cease, and all such rights shall thereupon become vested in Hyundai, which shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments; and

                    (ii) All dividends and interest payments which are received by Grantor contrary to the provisions of clause (i) of this Section 10(b) shall be received in trust for Hyundai, for the benefit of Hyundai, shall be segregated from other funds of Grantor and shall be paid over immediately to Hyundai as Collateral in the same form as so received (with any necessary endorsements).

          11. Books and Records. Grantor covenants and agrees with Hyundai that from and after the date of this Pledge Agreement and until termination of this Pledge Agreement pursuant to Section 17, Grantor shall keep and maintain at Grantor’s own cost and expense satisfactory and complete books and records of Grantor’s Collateral in a manner consistent with Grantor’s current business practice, including a record of all payments received and all credits granted with respect to such Collateral. Grantor will permit representatives of Hyundai at any time during normal business hours to inspect and make abstracts from such books and records.

          12. General Covenants. Grantor covenants and agrees with Hyundai that from and after the date of this Pledge Agreement and until termination of this Pledge Agreement pursuant to Section 17, Grantor will not (a) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral without the prior written consent of Hyundai, (b) create or permit to exist any lien upon or with respect to any of the Collateral, except for the security interest under this Pledge Agreement, and will defend the Collateral against, and take such other action as is necessary to remove, any lien on such Collateral which is not so permitted, (c) enter into any agreement or understanding that purports to or may restrict or inhibit Hyundai’s rights or remedies hereunder, including Hyundai’s right to sell or otherwise dispose of the Collateral, or (d) use or permit any Collateral to be used unlawfully or in violation of any provision of this Pledge Agreement, or any other document, or federal, state, or local law applicable to the Collateral.

          13. Hyundai May Perform. If Grantor fails to perform any agreement contained herein, Hyundai may perform, or cause performance of, such agreement, and the expenses of Hyundai incurred in connection therewith shall constitute Secured Obligations.

          14. Remedies; Application of Proceeds.

                    (a) In addition to all other rights and remedies granted to it under this Pledge Agreement, the Dealer Agreement, the Guaranty, and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, if Grantor fails to make a payment of the Guaranteed Obligations in accordance with the time table set forth for such payment in the Guaranty (an “Event of Default”), Hyundai may exercise all rights and remedies of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code applies to the affected Collateral) and other applicable law. Without limiting the generality of the foregoing, Hyundai shall have such powers of sale and other powers as may be conferred by applicable law. However, Hyundai acknowledges and agrees that its sole recourse against Guarantor for Guarantor’s failure to perform its obligations under the Limited Recourse Continuing Guaranty dated March __ 2007, including Guarantor’s guarantee of the Guaranteed Obligations, is to the Collateral under this Pledge Agreement.

          With respect to the Collateral or any part thereof which shall then be in or shall thereafter come into the possession or custody of Hyundai, or which Hyundai shall otherwise have the ability to transfer under applicable law, Hyundai may, in its sole discretion, without notice except as specified below, after the occurrence and continuation of an Event of

Default, sell or cause the same to be sold at any exchange, broker’s board, or at public or private sale, in one or more sales or lots, at such price as Hyundai may reasonably deem best, for cash or on credit for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Collateral so sold shall thereafter own the same, absolutely free from any claim, encumbrance, or right of any kind whatsoever.

          (b) Hyundai may, in its own name, or in the name of a designee or nominee, buy the Collateral at any public sale and, if permitted by applicable law, buy the Collateral at any private sale. In the event of a sale of any Collateral, or any part thereof, to Hyundai upon the occurrence and during the continuance of an Event of Default, Hyundai shall not deduct or offset from any part of the purchase price to be paid therefore any indebtedness owing to it by Grantor.

          (c) Grantor shall be liable for any and all costs and expenses (including court costs, reasonable attorneys’ and paralegals’ fees and expenses, and in-house counsel costs) of or incident to Hyundai’s enforcement of any provision of this Pledge Agreement.

          (d) If Hyundai shall determine to exercise its right to sell any the Pledged Securities pursuant to this Section 14, and if in the opinion of Hyundai it is necessary or advisable to have the Pledged Securities, or any portion thereof registered under the provisions of the Securities Act, each relevant Grantor shall cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of Hyundai, necessary or advisable to register the Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Securities, or that portion thereof to be sold and (iii) make all amendments thereto or to the related prospectus that, in the opinion of Hyundai, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Grantor agrees to cause such issuer to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction that Hyundai shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) satisfying the provisions of Section 11 (a) of the Securities Act.

          (e) Grantor shall, upon the request of Hyundai, at Grantor’s expense, do or cause to be done all such other acts and things as may be necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with all applicable requirements of federal, state, or local law.

          (f) Unless any of the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, Hyundai will give Grantor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Notwithstanding any provision to the contrary contained herein, Grantor agrees that any requirements of reasonable notice shall be met if such notice is received by Grantor as provided in Section 26 at least ten (10) days before the time of the sale or disposition; provided, however, that Hyundai may give any shorter notice that is commercially reasonable under the circumstances. Any other requirement of notice, demand, or advertisement for sale is waived, to the extent permitted by law.

          (g) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after an Event of Default, Grantor agrees that upon the occurrence and during the continuance of an Event of Default, Hyundai may, from time to time, attempt to sell all or any part of the Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Hyundai may solicit offers to buy the Collateral, or any part of it, from a limited number of investors who might be interested in purchasing the Collateral. Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Hyundai shall be under no obligation to delay a sale of Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

          (h) Hyundai shall not be required to marshal the Collateral or to pursue any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under the Guaranty or the Dealer Agreement shall be cumulative. To the extent it may lawfully do so, Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Hyundai, any valuation, stay, appraisement, extension, redemption, or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Pledge Agreement, or otherwise.

          (i) Upon the exercise by Hyundai of any power, right, privilege, or remedy pursuant to this Pledge Agreement which requires any consent, approval, registration, qualification, or authorization of any governmental authority or any third party, Grantor agrees to execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments, assignments, and other documents and papers that Hyundai or any purchaser of the Collateral may be required to obtain for such consent, approval, registration, qualification, or authorization.

          (j) Grantor further agrees that a breach of any covenant contained in this Section 14 or Section 10 will cause irreparable injury to Hyundai, that Hyundai have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 14 and Section 10 shall be specifically enforceable against Grantor, and Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants (except for a defense that no Event of Default has occurred hereunder) and Grantor recognizes that in the event Grantor fails to perform, observe, or discharge any of its obligations or liabilities under this Pledge Agreement, any remedy of law may prove to be inadequate relief to Hyundai; therefore, Grantor agrees that Hyundai, if Hyundai so determines and requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

          (k) To the extent that applicable law imposes duties on Hyundai to exercise remedies in a commercially reasonable manner, Grantor acknowledges and agrees that it is not commercially unreasonable for Hyundai (i) to fail to incur expenses reasonably deemed significant by Hyundai to prepare Collateral for disposition, (ii) to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (iv) to contact other persons, whether or not in the same business as Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (v) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (vi) to disclaim disposition, warranties, such as title, possession or quiet enjoyment, (vii) to the extent deemed appropriate by Hyundai, to obtain the services of brokers, investment bankers, consultants, and other professionals to assist Hyundai in the collection or disposition of any of the Collateral, or (viii) to comply with any applicable state or federal law requirements in connection with a disposition of the Collateral. Grantor acknowledges that the purpose of this Section 14(k) is to provide nonexhaustive indications of what actions or omissions by Hyundai would not be commercially unreasonable in Hyundai’s exercise of remedies against the Collateral and that other actions or omissions by Hyundai shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 14(k). Without limitation upon the foregoing, nothing contained in this Section 14(k) shall be construed to grant any rights to any Grantor or to impose any duties on Hyundai that would not have been granted or imposed by this Pledge Agreement or by applicable law in the absence of this Section 14(k),.

          (l) Hyundai shall apply the proceeds of any sale or other disposition of the Collateral or any portion of the Collateral received by it following the occurrence and continuation of an Event of Default as follows:

          (i) FIRST, to Hyundai, for payment of all unreimbursed costs and expenses incurred by Hyundai in connection with this Pledge Agreement or any of the Secured Obligations, including court costs, reasonable attorneys’ and paralegals’ fees and expenses, and in-house counsel costs, incurred in connection with the exercise of its rights hereunder;

          (ii) SECOND, to Hyundai, for payment in full of the Secured Obligations;

          and (iii) THIRD, to Grantor.

          15. Hyundai Appointed Attorney-in-Fact. Grantor hereby appoints Hyundai his attorney-in-fact, with full authority, in the name of Grantor or otherwise, from time to time in Hyundai’s sole discretion, to take any action and to execute any instrument which Hyundai may reasonably deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including upon the occurrence and during the continuation of an Event of Default, to receive, endorse, and collect all instruments made payable to Grantor representing any dividend or other distribution in respect of the Collateral or any part thereof and upon the occurrence and during the continuation of an Event of Default, or upon the occurrence of a sale under Section 14 hereof, to give full discharge for the same and to arrange for the transfer of all or any part of the sold Collateral on the books of each of the issuers of such Pledged Securities to the name of Hyundai or Hyundai’s nominee.

          16. Waivers. Except as otherwise specifically provided herein, Grantor hereby waives presentment, demand, protest, or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Pledge Agreement or any Collateral.

          17. Termination of this Pledge Agreement; Release of Collateral.

          (a) Upon the full payment and performance of all of the Secured Obligations and the termination of the Guaranty, this Pledge Agreement also shall terminate, and Hyundai, at the request and expense of Grantor, will execute and deliver to Grantors a proper instrument or instruments acknowledging the satisfaction and termination of this Pledge Agreement.

          (b) Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Hyundai and agrees that it will not do so without the prior written consent of Hyundai, subject to Grantor’s rights under Section 9-509(d)(2) of the Uniform Commercial Code.

          18. Successors and Assigns. This Pledge Agreement shall be binding upon Grantor and his successors, and upon any assigns of Grantor and shall inure to the benefit of Hyundai and its respective successors and assigns; provided, however, that Grantor shall not assign this Pledge Agreement or delegate any of his duties hereunder without Hyundai’s prior written consent. Nothing set forth herein or in the Dealer Agreement or the Guaranty is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of this Pledge Agreement, the Dealer Agreement, the Guaranty, or any Collateral. Grantor’s successors shall include Grantor’s heirs, executors, administrators, or a receiver, trustee, or debtor in-possession of or for Grantor.

          19. Choice of Law and Venue. THE VALIDITY OF THIS PLEDGE AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GRANTOR AND HYUNDAI, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GRANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGE AGREEMENT SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, OR, AT THE SOLE OPTION OF HYUNDAI, IN ANY OTHER COURT IN WHICH HYUNDAI SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT HE MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

          20. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GRANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS PLEDGE AGREEMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GRANTOR AND HYUNDAI WITH RESPECT TO THIS PLEDGE AGREEMENT, OR

THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GRANTOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT HYUNDAI MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF GRANTOR TO THE WAIVER OF HIS RIGHT TO TRIAL BY JURY.

          21. Waiver of Bond. Grantor waives the posting of any bond otherwise required of Hyundai in connection with any judicial process or proceeding to realize on the Collateral or any other security for the Secured Obligations, to enforce any judgment or other court order entered in favor of Hyundai, or to enforce by specific performance, temporary restraining order, or preliminary or permanent injunction, this Pledge Agreement, the Guaranty, or any other agreement or document between Hyundai and Grantor.

          22. Advice of Counsel. Grantor and Hyundai understand that Hyundai’s counsel represents only Hyundai’s and its affiliates’ interests and that Grantor is advised to consult with his own counsel in connection herewith. Grantor represents and warrants to Hyundai that he has discussed this Pledge Agreement and, specifically, the provisions of Sections 19 through 21 hereof, with Grantor’s attorneys.

          23. Severability. Whenever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Pledge Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

          24. Further Assurances. Grantor agrees that it will cooperate with Hyundai and will execute and deliver, or cause to be executed and delivered, all such other stock powers, proxies, instruments, and documents, and will take all such other actions, including the execution and filing of financing statements and other registrations, as Hyundai may reasonably request from time to time in order to carry out the provisions and purposes of this Pledge Agreement.

          25. Hyundai’s Duty of Care. The powers conferred on Hyundai hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Hyundai shall not be liable for any acts, omissions, errors of judgment or mistakes of fact or law including acts, omissions, errors or mistakes with respect to the Collateral, except for those arising out of or in connection with Hyundai’s gross negligence or willful misconduct. Without limiting the generality of the foregoing, Hyundai shall be under no obligation to take any steps necessary to preserve rights in the Collateral against any other parties but may do so at its option. All reasonable expenses incurred in connection therewith shall be for the sole account of the Grantors, and shall constitute part of the Secured Obligations secured hereby.

          26. Notices. All notices and other communications required or desired to be served,

given or delivered hereunder shall be in writing and shall be served, given or delivered as provided with respect to any party hereto, in Section 14 of the Guaranty.

          27. Amendments, Waivers and Consents. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified, or amended, and no consent to any departure by Grantor herefrom shall be effective, except by or pursuant to an instrument in writing which is duly executed by Grantor and Hyundai. Any such waiver shall be valid only to the extent set forth therein. A waiver by Hyundai of any right or remedy under this Pledge Agreement on any one occasion shall not be construed as a waiver of any right or remedy which Hyundai would otherwise have on any future occasion. No failure to exercise or delay in exercising any right, power, or privilege under this Pledge Agreement on the part of Hyundai shall operate as a waiver thereof; and no single or partial exercise of any right, power or privilege under this Pledge Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          28. Section Titles. The section titles herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          29. Execution in Counterparts. This Pledge Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          30. Receipt and Possession od Collateral. Hyundai hereby acknowledges that it has the Collateral as set forth in Schedule A in its care and possession at the time of the execution of this Pledge Agreement. This Pledge Agreement shall also serve as a receipt for such Collateral.

Grantor: Randolph M. Pentel

Randolph M. Pentel

Hyundai: Hyundai de Mexico, S.A. de C.V.

By

Print Name:	HECTOR R. LOREDO VENEGAS
Its LEGAL REPRESENTATIVE

Schedule A

Pledged Securities	No. of Shares	Certificate No.

CapSource Financial, Inc.	1,009,637	CPSF10097
Common stock

Restrictions Relating to Pledged Securities:

1. “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CAPSOURCE FINANCIAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

2. “THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED UNDER THE TERMS OF A VOTING AGREEMENT AND IRREVOCABLE PROXY DATED MAY 1, 2006, A COPY OF WHICH IS ON FILE AT THE OFFICES OF THE CORPORATION.”

Schedule B

Legal Name and address of Grantor:
Randolph M. Pentel
815 Deer Trail Court
St. Paul, MN 55118